UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2003

HYPERCOM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code (602) 504-5000

Not Applicable

(Former Name or Former Address, if changed since last report.)

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).
SIGNATURE
INDEX TO EXHIBITS
EX-99.1

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).

     The following information is being furnished under Items 9 and 12 of Form 8-K: On October 24, 2003, Hypercom Corporation (the “Company”) issued a press release announcing the Company’s results of operations for the quarter ended September 30, 2003. The text of the press release is attached as Exhibit 99.1 to Form 8-K and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION

Date: October 24, 2003	/s/ John W. Smolak

John W. Smolak Executive Vice President and Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release dated October 24, 2003 announcing Hypercom Corporation’s results of operations for the quarter ended September 30, 2003 (furnished solely pursuant to Items 9 and 12 of Form 8-K).